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                                                                    EXHIBIT 10.2

                             COMMVAULT SYSTEMS, INC.
                             1996 STOCK OPTION PLAN

     CommVault Systems, Inc. (the "Company"), a Delaware corporation, has adopted the 1996 Stock Option Plan (the "Plan"), effective May 22, 1996, for the benefit of its eligible employees.

     The purposes of the Plan are as follows:

     (1) To provide an additional incentive for employees to further the growth, development, and financial success of the Company by personally benefiting through the ownership of options with respect to Company stock which recognize such growth, development, and financial success.

     (2) To enable the Company to obtain and retain the services of employees considered essential to the long range success of the Company by offering them an opportunity to own options with respect to stock in the Company which will reflect the growth, development, and financial success of the Company.

                                    ARTICLE 1

                                   DEFINITIONS

     Wherever the following terms are used in this Plan, they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural, where the context so indicates.

SECTION 1.1 -- AFFILIATE

     "Affiliate" with respect to any Person shall mean (a) any other Person directly or indirectly controlling, controlled by, or under common control with, such Person, where "control" shall have the meaning given such term under Rule 405 of the Securities Act, and (b) where such Person is an individual, the spouse and lineal ascendants and descendants of such Person, and any sibling of any of such individuals.

SECTION 1.2 -- BOARD

     "Board" shall mean the Board of Directors of the Company.

SECTION 1.3 -- CODE

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

SECTION 1.4 -- COMMITTEE


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     "Committee" shall mean the Compensation Committee of the Board or another committee, or a subcommittee of the Board, appointed as provided in Section 6.1; provided, however, that in the event no such Committee is elected, the Board shall have all duties and powers reserved to the Committee, and the term "Committee" as used herein shall refer to the Board.

SECTION 1.5 -- COMMON STOCK

     "Common Stock" shall mean the common stock, par value $0.01 per share, of the Company.

SECTION 1.6 -- COMPANY

     "Company" shall mean CommVault Systems, Inc., a Delaware corporation.

SECTION 1.7 -- COMPANY SALE

     "Company Sale" shall mean (a) the sale, lease, or other transfer of all or substantially all of the assets of the Company to any person or group (as such term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) other than the DLJ Entities and their Affiliates; (b) the merger or consolidation of the Company with or into another entity or the merger of another entity into the company or any subsidiary thereof with the effect that immediately after such transaction the stockholders of the Company immediately prior to such transaction (or their Affiliates) hold less than 20% of the total voting power of all securities generally entitled to vote in the election of directors, managers, or trustees of the entity surviving such merger of consolidation; or (c) other than pursuant to a public offering of securities, the acquisition by any person (as defined above) other than the DLJ Entities and its Affiliates of all 80% or more of the voting power of all securities of the Company generally entitled to vote in the election of directors of the Company.

SECTION 1.8 -- DIRECTOR

     "Director" shall mean a member of the Board.

SECTION 1.9 -- DLJ ENTITY

     "DLJ Entity" shall mean each of DLJ Merchant Banking Partners, L.P., DLJ International Partners C.V., DLJ Offshore Partners, C.V., DLJ Merchant Banking Funding, Inc., DLJ Capital Corporation, Sprout Growth II, L.P., Sprout Capital VI, L.P., Sprout CEO Fund L.P., and, to the extent any of such entities shall have transferred any of their Common Stock to any Permitted Transferees, their Permitted Transferees.

SECTION 1.10 -- EMPLOYEE

     "Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

SECTION 1.11 -- EXCHANGE ACT

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

SECTION 1.12 -- FAIR MARKET VALUE


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      "Fair Market Value" of a share of Common Stock as of a given date shall be

      (a) the fair market value of a share of Common Stock as established by the Committee acting in good faith, or

      (b) if Common Stock is publicly traded on an exchange or quoted on NASDAQ or any over-the-counter system, the average over a period of 21 days consisting of the date as of which the Fair Market Value is being determined and the 20 consecutive trading days prior to such date of

            (i) the mean between the closing prices of the sales of such Common Stock as of such dates on all national securities exchanges on which such securities may at the time be listed, or if there have been no sales on any such exchange on any such dates.

            (ii) the mean between the highest bid and lowest asked prices on all such exchanges at the close of business on such dates, or, if Common Stock is not listed on an exchange but is quoted in the NASDAQ system.

            (iii) the mean between the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time on such dates, or, if Common Stock is not quoted in the NASDAQ System.

            (iv) the mean between the highest bid and lowest asked prices on such dates in the domestic over-the-counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization.

SECTION 1.13 -- OPTIONS

      "Options" shall mean the stock options granted under Article III of this Plan, each of which shall be with respect to one share of Common Stock, subject to adjustment as provided herein. Options shall be non-qualified stock options not intended to comply with the requirements for "incentive stock options" as set forth at Section 422 of the Code.

SECTION 1.14 -- OPTION AGREEMENT

      "Option Agreement" shall mean an agreement between the Company and an Optionee that sets forth the terms, conditions, and limitations applicable to an Option.

SECTION 1.15 -- OPTIONEE

"Optionee" shall mean an Employee granted an Option under this Plan.

SECTION 1.16 -- PARENT CORPORATION

      "Parent Corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.


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SECTION 1.17 -- PERMITTED TRANSFEREES

      "Permitted Transferees" shall have the meaning assigned such term in the Stockholders Agreement.

SECTION 1.18 -- PERSON

      "Person" shall mean an individual, corporation, partnership, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

SECTION 1.19 -- PLAN

      "Plan" shall mean the CommVault Systems, Inc. 1996 Stock Option Plan.

SECTION 1.20 -- QDRO

      "QDRO" shall mean a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

SECTION 1.21 -- RULE 16b-3

      "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

SECTION 1.22 -- SECURITIES ACT

      "Securities Act" shall mean the Securities Act of 1933, as amended.

SECTION 1.23 -- STOCKHOLDER

      "Stockholder" shall mean a "Stockholder" as defined in the Stockholders Agreement.

SECTION 1.24 -- STOCKHOLDERS AGREEMENT

      "Stockholders Agreement" shall mean that certain Stockholders Agreement dated as of May 22, 1996 among the Company's Stockholders, as amended.

SECTION 1.25 -- SUBSIDIARY

      "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each such corporation, other than the last corporation in the unbroken chain, then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

SECTION 1.26 -- TERMINATION OF EMPLOYMENT
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      "Termination of Employment" shall mean the time when the employee-employer relationship between an Optionee and the Company or any Parent Corporation or Subsidiary is terminated or otherwise ceases for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (a) terminations where there is a simultaneous reemployment or continuing employment of an Optionee by the Company or any Parent Corporation or Subsidiary, (b) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship, and (c) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or any Parent Corporation or Subsidiary with the former employee. The Committee, in its discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for cause, and all questions of whether a particular leave of absence constitutes Termination of Employment. Notwithstanding any and unrestricted right to terminate an Employee's employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

                                   ARTICLE II

                             SHARES SUBJECT TO PLAN

SECTION 2.1 -- SHARES SUBJECT TO PLAN

      The shares of stock subject to Options shall be Common Stock. The aggregate number of such shares which may be issued upon exercise of such Options under the Plan, shall not exceed 1,800,000. The shares of Common Stock issuable upon exercise of Options may be either previously authorized but unissued shares or treasury shares.

SECTION 2.2 -- ADD-BACK OF OPTIONS

      If any Option under this Plan expires or is cancelled without having been fully exercised, or is exercised in whole or in part for cash as permitted by this Plan, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration, cancellation or exercise may again be optioned hereunder. Shares of Common Stock which are delivered by the Optionee or withheld by the Company upon the exercise of any Option in payment of the exercise price thereof or withholding taxes may again be optioned hereunder. Furthermore, any shares subject to Options which are adjusted pursuant to Section 7.3 and become exercisable with respect to shares of stock of another corporation shall be considered cancelled and may again be optioned hereunder, subject to the limitations of Section 2.1.

                                   ARTICLE III

                               GRANTING OF OPTIONS

SECTION 3.1 -- ELIGIBILITY
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      Any employee selected by the Committee pursuant to Section 3.2(a)(i) shall be eligible to be granted an Option.

SECTION 3.2 -- GRANTING OF OPTIONS

      (a) The Committee shall from time to time, in its discretion, and subject to applicable limitations of this Plan:

                  (i) Select from among the Employees (including Employees who have previously received Options under this Plan) such of them as in its opinion should be granted Options;

                  (ii) Determine the number of Options granted to the selected Employees; and

                  (iii) Determine the terms and conditions of such Options
                        consistent with this Plan.

      (b) Upon the selection of an Employee to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option, as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Employee that the Employee surrender for cancellation some or all of the unexercised Options which have been previously granted to him or her under this Plan or otherwise. An Option, the grant of which is conditioned upon such surrender, may have an option price lower (or higher) that the exercise price of such surrendered Option, may cover the same (or a lesser or greater) number of shares as such surrendered Option, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period, or any other term or condition of such surrendered Option.

                                   ARTICLE IV

                                TERMS OF OPTIONS

SECTION 4.1 -- OPTION AGREEMENT

      Each Option shall be evidenced by a written Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

SECTION 4.2 -- EXERCISE PRICE

      The exercise price per share of the shares subject to each Option shall be set by the Committee and specified in the Option Agreement; provided, however, that such price shall be no less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law.

SECTION 4.3 -- OPTION TERM
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                  The term of an Option shall be set by the Committee in its discretion. The Committee may extend the term of any outstanding Option in connection with any Termination of Employment of the Optionee, or amend any other term or condition of such Option relating to such a termination.

SECTION 4.4 -- OPTION VESTING

      (a) The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, unless the Committee otherwise provides in the terms of the Option Agreement or otherwise, no Option shall be exercisable by any Optionee who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted. At any time after grant of an Option, the Committee may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option vests.

      (b) No portion of an Option which is unexercisable at Termination of Employment, shall thereafter become exercisable, except as may be otherwise provided by the Committee either in the Option Agreement or by action of the Committee following the grant of the Option.

SECTION 4.5 -- CONSIDERATION TO THE COMPANY

      In consideration of the granting of an Option, the Optionee shall agree, in the written Option Agreement, to render faithful and efficient services to the Company or a Parent Corporation or a Subsidiary of the Company, with such duties and responsibilities as such employer shall from time to time prescribe. Nothing in this Plan or in any Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of the Company, any Parent Corporation or any Subsidiary or shall interfere with or restrict in any way the rights of the Company, any Parent Corporation, or any Subsidiary, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without cause.

                                    ARTICLE V

                               EXERCISE OF OPTIONS

SECTION 5.1 -- PARTIAL EXERCISE

      An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee may require that, by the terms of the Option Agreement, a partial exercise be with respect to a minimum number of shares.

SECTION 5.2 -- MANNER OF EXERCISE

      All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his or her office:
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      (a)   A written notice complying with the applicable rules established by the Committee stating that the Option or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion; and

      (b) Such representations and documents as the Committee, in its discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act, as amended, and any other federal or state securities laws or regulations. The Committee may, in its discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars; and

      (c) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Committee may in its discretion (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionee, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, (iii) subject to the timing requirements of Section 5.3, allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion hereof; (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee, or (vi) allow payment through any combination of the consideration provide in the foregoing subparagraphs (ii), (iii), (iv), and (v). In the case of a promissory note, the Committee may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law; and

      (d)   In the event that the Option shall be exercised pursuant to Section
            7.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option.

SECTION 5.3 -- CERTAIN TIMING REQUIREMENTS

      At the discretion of the Committee, shares of Common Stock issuable to the Optionee upon exercise of the Option may be used to satisfy the Option exercise price or the tax withholding consequences of such exercise, in the case of persons subject to Section 16 of the Exchange Act, only (i) during the period beginning on the third business day following the date of release of the quarterly or annual summary statement of sales and earnings of the Company and ending on the twelfth business day following such date or (ii) pursuant to an irrevocable written election by the Optionee to use shares of Common Stock issuable to the Optionee upon exercise of the Option to pay all or part of the Option price or the withholding taxes made at least six months prior to the payment of such Option price or withholding taxes.


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SECTION 5.4 -- CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES

      The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

      (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

      (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee shall, in its discretion, deem necessary or advisable.

      (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its discretion, determine to be necessary or advisable;

      (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience; and

      (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax.

SECTION 5.5 -- RIGHTS AS STOCKHOLDERS

      The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any Option (or portion thereof) unless and until certificates representing such shares have been issued by the Company to such holders.

SECTION 5.6 -- OWNERSHIP AND TRANSFER RESTRICTIONS

      The Committee, in its discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option, as it deems appropriate. Any such restriction shall be set forth in the respective Option Agreement or another agreement among the Company and the holder of such shares and may be referred to on the certificates evidencing such shares.

                                   ARTICLE VI

                                 ADMINISTRATION

SECTION 6.1 -- COMPENSATION COMMITTEE

      The Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under this Plan) shall consist of two or more Directors appointed by and holding office at the pleasure of the Board. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

SECTION 6.2 -- DUTIES AND POWERS OF COMMITTEE

      It shall be the duty of the Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan and the agreements pursuant to which Options are granted, and to adopt such rules for the administration, interpretation, and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any such grant under this Plan need not be the same with respect to each Optionee. In its discretion, the Board may at any time and from time to time, exercise any and all rights and duties of the Committee under this Plan, except with respect to matters which under Rule 16b-3 or any regulations or rules issued there under, as applicable to the Company, are required to be determined in the sole discretion of the Committee.

SECTION 6.3 -- MAJORITY RULE: UNANIMOUS WRITTEN CONSENT

      The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

SECTION 6.4 -- PROFESSIONAL ASSISTANCE:  GOOD FAITH ACTIONS

      All expenses and liabilities, which members of the Committee incur in connection with the administration of this Plan, shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Optionees, the Company, and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination, or interpretation made in good faith with respect to this Plan or Options, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination, or interpretation.

                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

SECTION 7.1 -- NOT TRANSFERABLE

      (a) Options granted under this Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution or pursuant to a QDRO, unless and until such Options have been exercised, or the shares underlying such Options have been issued, and all restrictions applicable to such shares have lapsed. No Option or interest or right therein shall be liable for the debts, contracts, or engagements of the Optionee or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment, or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

      (b) During the lifetime of the Optionee, only he or she may exercise an Option (or any portion thereof) granted to him or her under the Plan, unless it has been disposed of pursuant to a QDRO. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Option Agreement or other agreement, be exercised by his or her personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

SECTION 7.2 -- AMENDMENT, SUSPENSION, OR TERMINATION OF THIS PLAN

      Except as otherwise provided in this Section 7.2, this Plan may be wholly or partially amended or otherwise modified, suspended, or terminated at any time or from time to time by the Board or the Committee. However, no action of the Committee or Board that would require stockholder approval as a matter of applicable law, regulation or rule shall be effective unless such stockholder approval is obtained. No amendment, suspension or termination of this Plan shall, without the consent of the holder of Options, alter or impair any rights or obligations under any Options theretofore granted, unless the Option Agreement itself otherwise expressly so provides. No Options may be granted during any period of suspension or after termination of this Plan.

SECTION 7.3 -- CHANGES IN COMMON STOCK OR ASSETS OF THE COMPANY, ACQUISITION, OR
               LIQUIDATION OF THE COMPANY AND OTHER CORPORATE EVENTS

      (a) Subject to Section 7.3(d), in the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company (including, but not limited to a Company Sale), or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Committee's sole discretion affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, then the Committee shall, in such manner as it may deem equitable, adjust any or all of

                  (i) The number and kind of shares of Common Stock (or other securities or property) with respect to which Options may be granted under the Plan (including, but not limited to, adjustments of the limitations in Section
                        2.1 on the maximum number and kind of shares which may be issued).

                  (ii) The number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options, and

                  (iii) The exercise price with respect to any Option.

      (b) Subject to Section 7.3(d), in the event of any Company Sale or other transaction or event described in Section 7.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Committee, in its discretion, is hereby authorized to take any one or more of the following actions whenever the Committee determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Option, to facilitate such transactions or events or to give effect to such changes in laws, regulations, or principles:

                  (i) In its sole discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of the Option Agreement or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Optionee's request, for either the purchase of any such Option for an amount of cash equal to the amount that could have been attained upon the exercise of such Option or realization of the Optionee's rights had such Option been currently exercisable or the replacement of such Option with other rights or property selected by the Committee in its sole discretion;

                  (ii) In its sole discretion, the Committee may provide, either by the terms of such Option or by action taken prior to the occurrence of such transaction or event that it cannot be exercised after such event;


                  (iii) In its sole discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of such Option or by action taken prior to the occurrence of such transaction or event, that for a specified period of time prior to such transaction or event, such Option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in (i) Section 4.4 or (ii) the provisions of such Option Agreement,

                  (iv) In its sole discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of such Option or by action taken prior to the occurrence of such transaction or event, that upon such event, such Option be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar Options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

                  (v) In its sole discretion, and on such terms and conditions as it deems appropriate, the Committee may make adjustments in the number and typed of shares of Common Stock (or other securities or property) subject to outstanding Options and/or in the terms and conditions of

                        (including the exercise price), and the criteria included in, outstanding Options and Options which may be granted in the future.

      (c) Subject to Sections 7.3(d) and 7.8, the Committee may, in its discretion, include such further provisions and limitations in any Option Agreement as it may deem equitable and in the best interests of the Company.

      (d) No adjustment or action described in this Section 7.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would result in short-swing profits liability under Section 16 of the Exchange Act or violate the exemptive conditions of Rule 16b-3, unless the Committee determines that the Option is not to comply with such exemptive conditions.

      (e) The number of shares of Common Stock subject to any Option shall always be rounded to the next whole number.

SECTION 7.4 -- APPROVAL OF PLAN BY STOCKHOLDERS

      This Plan will be submitted for the approval of the Company's stockholders within twelve months after the date of the Board's initial adoption of this Plan. Options may be granted prior to such stockholder approval, provided that such Options shall not be exercisable prior to the time when this Plan is approved by the stockholders; and provided further that if such approval has not been obtained at the end of said twelve-month period, all Options previously granted under this Plan shall thereupon be cancelled and become null and void.

SECTION 7.5 -- TAX WITHHOLDING

      The Company shall be entitled to the required payment in cash or deduction from other compensation payable to each Optionee of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting or exercise of any Option. Subject to the timing requirements of Section 5.3, the Committee may in its discretion and in satisfaction of the foregoing requirements allow such Optionee to elect to have the Company withhold shares of Common Stock otherwise issuable under such Option (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

SECTION 7.6 -- LOANS

      The Committee may, in its discretion, extend one or more loans to Employees in connection with the exercise or receipt of an Option granted under this Plan. The terms and conditions of any such loan shall be set by the Committee.

SECTION 7.7 -- FORFEITURE PROVISIONS

      Pursuant to its general authority to determine the terms and conditions applicable to Options under the Plan, the Committee shall have the right (to the extent consistent with the applicable exemptive conditions of Rule 16b-3) to provide, in the terms of Option Agreements made under the Plan, or to require the recipient to agree by separate written instrument, that (a) any proceeds, gains or other economic benefit actually or constructively received by the recipient upon any receipt or exercise of an Option, or upon the receipt or resale of any Common Stock underlying such Option, must be paid to the Company, and (b) the Option shall terminate and any unexercised portion of such Option (whether or not vested) shall be forfeited, if (i) a Termination of Employment occurs prior to a specified date, or within a specified time period following receipt or exercise of the Option, or (ii) the recipient at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary, or harmful to the interests of the Company, as further defined by the Committee.

SECTION 7.8 -- LIMITATIONS APPLICABLE TO SECTION 16 PERSONS

      Notwithstanding any other provision of this Plan, the Plan and any Option granted to any individual who is then subject to Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3) that are requirements for the application of such exemptive rule, and, to the extent permitted by applicable law, this Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

SECTION 7.9 -- EFFECT OF PLAN UPON OPTIONS AND COMPENSATION PLANS

      The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for Employees of the Company or any Subsidiary or (ii) to grant or assume options or other rights otherwise than under this Plan in connection with any proper corporate purpose including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise of the business, stock, or assets of any corporation, partnership, firm, or association.

SECTION 7.10 -- COMPLIANCE WITH LAWS

      This Plan, the granting and vesting of Options under this Plan, and the issuance and delivery of shares of Common Stock under Options granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including, but not limited to, state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory, or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representation to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules, and regulations.

SECTION 7.11 -- TITLES

      Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

SECTION 7.12 -- GOVERNING LAW

      This Plan and any agreements hereunder shall be administered, interpreted, and enforced under the internal laws of the State of New York without regard to conflicts of laws thereof.

      I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of CommVault Systems, Inc. on May 22, 1996.

      Executed on this 22nd day of May, 1996.


                                                        /s/ David H. Ireland
                                                            --------------------
                                                            Secretary

                               AMENDMENT NO. 1 TO
                           THE COMMVAULT SYSTEMS, INC.
                             1996 STOCK OPTION PLAN

      Pursuant to this Amendment No. 1 to the CommVault Systems, Inc. 1996 Stock Option Plan (this "Amendment"), CommVault Systems, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), does hereby amend its CommVault Systems, Inc. 1996 Stock Option Plan (the "Plan"). The Plan was duly adopted by the Board of Directors of the Company on May 22, 1996.

      Section 1. Defined Terms. All capitalized terms used but not defined in this Amendment have the respective meanings ascribed to such terms in the Plan.

      Section 2. Amendments.

            (a) The phrase "and other persons in a position to contribute to the growth, development and financial success of the Company" is hereby inserted after the word "employees" in the introductory sentence of the Plan.

            (b) The phrase "and other persons" is hereby inserted after the word "employees" in paragraph (1) describing the purposes of the Plan.

            (c) The phrase "and other persons" is hereby inserted after the word "employees" in paragraph (2) describing the purposes of the Plan.

            (d) In Section 1.15, the term "an Employee" is hereby deleted and replaced with "a Participant."

            (e) In Section 1.26, all references to the word "Optionee" are hereby deleted and replaced with the term "Employee."

            (f) Following Section 1.26, a new Section 1.27 is hereby added to read in its entirety:

                  "Section 1.27 -- Participant. Participant shall mean those persons eligible to receive Options under the Plan as described in
            Section 3.1 of the Plan."

            (g) In Section 2.1, the number "1,800,000" in the second sentence is hereby deleted and replaced with the number "9,700,000."

            (h) The following sentence is hereby added after the last sentence of Section 2.2:

                  "Moreover, any Shares issued to an Optionee as a result of the exercise of Options granted pursuant to this Plan which are repurchased by the Company may again be optioned hereunder."

            (i) Section 3.1 is hereby deleted in its entirety and the following is hereby inserted in its stead:

                  "Section 3.1 - Eligibility. Participants eligible to receive
            Options under the Plan will be Employees and other persons who, in the opinion of the Committee, are in a position to make a significant contribution to the success of the Company, a Parent or any Subsidiaries, including, without limitation, (a) Directors of the Company who are not Employees, and (b) consultants and agents of the Company, a Parent or any Subsidiary; provided, that such consultants and agents are actively engaged in the conduct of the business of the Company, a Parent or any Subsidiary."

            (j) In Section 3.2, all references to the word "Employee" are hereby deleted and replaced with the word "Participant."

            (k) In Section 4.5, the word "employer" in the first sentence is hereby deleted and replaced with the word "company."

            (l) In Section 7.6, the word "Employees" in the first sentence is hereby deleted and replaced with the word "Participants."

            (m) In Section 7.7, the following language is hereby inserted at the end of the last sentence:

                  "or (iii) in the case of a non-employee Director, the
            non-employee Director ceases to be a member of the Board of Directors of the Company or (iv) in the case of a consultant or agent such consultant or agent is no longer actively engaged in the conduct of the business of the Company, a Parent or any Subsidiary."

      Section 3. Effect. Except as amended by this Agreement, the Plan remains in full force and effect and nothing herein shall affect, or be deemed to be a waiver of, the other terms and provisions of the Plan.

      Section 4. Reference to and Effect on the Plan. On and after the date which this Amendment becomes effective, each reference in the Plan to "this Plan," "hereunder," "hereof" or words of like import referring to the Plan shall mean and be a reference to the Plan as amended or otherwise modified hereby.

      I hereby certify that the foregoing Amendment No. 1 to the CommVault Systems, Inc. 1996 Stock Option Plan was duly adopted by the Board of Directors of CommVault Systems, Inc. on July 25, 2000 and by written consent of a majority of the Company's stockholders on August 25, 2000.

Dated:  August 25, 2000


                                            /s/ Louis Miceli
                                            ----------------
                                            Secretary

                               AMENDMENT NO. 2 TO
                           THE COMMVAULT SYSTEMS, INC.
                             1996 STOCK OPTION PLAN

      Pursuant to this Amendment No. 2 to the CommVault Systems, Inc. 1996 Stock Option Plan (this "Amendment"), CommVault Systems, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), does hereby amend its CommVault Systems, Inc. 1996 Stock Option Plan (the "Plan") and the Amendment No. 1 to the CommVault Systems, Inc. 1996 Stock Option Plan (the "1st Amendment"). The Plan was duly adopted by the Board of Directors of the Company on May 22, 1996. The 1st Amendment was duly adopted by the Board of Directors, on July 25, 2000, and the Stockholders, on August 25, 2000.

      Section 1. Defined Terms. All capitalized terms used but not defined in this Amendment have the respective meanings ascribed to such terms in the Plan and the 1st Amendment.

      Section 2. Amendments. In Section 2.1, the number "9,700,000" in the second sentence is hereby deleted and replaced with the number "11,700,000."

      Section 3. Effect. Except as amended by this Amendment, the Plan and the 1st Amendment remain in full force and effect and nothing herein shall affect, or be deemed to be a waiver of, the other terms and provisions of the Plan or the 1st Amendment.

      Section 4. Reference to and Effect on the Plan. On and after the date which this Amendment becomes effective, each reference in the Plan, the 1st Amendment or the 2nd Amendment to "this Plan," "hereunder," "hereof" or words of like import referring to the Plan, the 1st Amendment or the 2nd Amendment thereto shall mean and be a reference to the Plan as amended or otherwise modified hereby.

      I hereby certify that the foregoing Amendment No. 2 to the CommVault Systems, Inc. 1996 Stock Option Plan was duly adopted by the Board of Directors of CommVault Systems, Inc. on December 5, 2000.

Dated:  December 19, 2000


                                       /s/ Louis Miceli
                                    -----------------------------------
                                    Secretary

                               AMENDMENT NO. 3 TO
                           THE COMMVAULT SYSTEMS, INC.
                             1996 STOCK OPTION PLAN

      Pursuant to this Amendment No. 3 to the CommVault Systems, Inc. 1996 Stock Option Plan (this "Amendment"), CommVault Systems, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), does hereby amend its CommVault Systems, Inc. 1996 Stock Option Plan (the "Plan") and Amendment No. 1 to the CommVault Systems, Inc. 1996 Stock Option Plan (the "1st Amendment") and Amendment No. 2 to the CommVault Systems, Inc. 1996 Stock Option Plan (the "2nd Amendment"). The Plan was duly adopted by the Board of Directors of the Company on May 22, 1996. The 1st Amendment was duly adopted by the Board of Directors, on July 25, 2000, and the Stockholders, on August 25, 2000. The 2nd Amendment was duly adopted by the Board of Directors, on December 5, 2000.

      Section 1. Defined Terms. All capitalized terms used but not defined in this Amendment have the respective meanings ascribed to such terms in the Plan, the 1st Amendment and the 2nd Amendment.

      Section 2. Amendments. In Section 2.1, the number "11,700,000" in the second sentence is hereby deleted and replaced with the number "12,900,000."

      Section 3. Effect. Except as amended by this Amendment, the Plan, the 1st Amendment and the 2nd Amendment remain in full force and effect and nothing herein shall affect, or be deemed to be a waiver of, the other terms and provisions of the Plan, the 1st Amendment or the 2nd Amendment.

      Section 4. Reference to and Effect on the Plan. On and after the date which this Amendment becomes effective, each reference in the Plan, the 1st Amendment, the 2nd Amendment, or the 3rd Amendment to "this Plan," "hereunder," "hereof" or words of like import referring to the Plan, the 1st Amendment, the 2nd Amendment, or the 3rd Amendment thereto shall mean and be a reference to the Plan as amended or otherwise modified hereby.

      I hereby certify that the foregoing Amendment No. 3 to the CommVault Systems, Inc. 1996 Stock Option Plan was duly adopted by the Board of Directors of CommVault Systems, Inc. by Unanimous Written Consent on May 3, 2001.

Dated:  May 3, 2001

                                       /s/ Lou Miceli
                                    --------------------------------
                                    Secretary

                               AMENDMENT NO. 4 TO
                           THE COMMVAULT SYSTEMS, INC.
                             1996 STOCK OPTION PLAN

      Pursuant to this Amendment No. 4 to the CommVault Systems, Inc. 1996 Stock Option Plan (this "Amendment"), CommVault Systems, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), does hereby amend its CommVault Systems, Inc. 1996 Stock Option Plan (the "Plan") and Amendment No. 1 to the CommVault Systems, Inc. 1996 Stock Option Plan (the "1st Amendment"), Amendment No. 2 to the CommVault Systems, Inc. 1996 Stock Option Plan (the "2nd Amendment") and Amendment No. 3 to the CommVault Systems, Inc. 1996 Stock Option Plan (the "3rd Amendment"). The Plan was duly adopted by the Board of Directors of the Company on May 22, 1996. The 1st Amendment was duly adopted by the Board of Directors, on July 25, 2000, and the Stockholders, on August 25, 2000. The 2nd Amendment was duly adopted by the Board of Directors on December 5, 2000. The 3rd Amendment was duly adopted by the Board of Directors on May 3, 2001.

      Section 1. Defined Terms. All capitalized terms used but not defined in this Amendment have the respective meanings ascribed to such terms in the Plan, the 1st Amendment, the 2nd Amendment and the 3rd Amendment.

      Section 2. Amendments. In Section 2.1, the number "12,900,000" in the second sentence is hereby deleted and replaced with the number "14,450,000."

      Section 3. Effect. Except as amended by this Amendment, the Plan, the 1st Amendment, the 2nd Amendment and the 3rd Amendment remain in full force and effect and nothing herein shall affect, or be deemed to be a waiver of, the other terms and provisions of the Plan, the 1st Amendment, the 2nd Amendment or the 3rd Amendment.

      Section 4. Reference to and Effect on the Plan. On and after the date which this Amendment becomes effective, each reference in the Plan, the 1st Amendment, the 2nd Amendment, the 3rd Amendment or this 4th Amendment to "this plan," "hereunder," "hereof" or words of like import referring to the Plan, the 1st Amendment, the 2nd Amendment, the 3rd Amendment or this 4th Amendment thereto shall mean and be a reference to the Plan as amended or otherwise modified hereby.

      I hereby certify that the foregoing Amendment No. 4 to the CommVault Systems, Inc. 1996 Stock Option Plan was duly adopted by the Board of Directors of CommVault Systems, Inc. on July 25, 2002.

Dated:  July 25, 2002


                                        /s/ Louis Miceli
                                    -----------------------------------
                                    Louis Miceli
                                    Secretary

                               AMENDMENT NO. 5 TO
                           THE COMMVAULT SYSTEMS, INC.
                             1996 STOCK OPTION PLAN

      Pursuant to this Amendment No. 5 to the CommVault Systems, Inc. 1996 Stock Option Plan (this "Amendment"), CommVault Systems, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), does hereby amend its CommVault Systems, Inc. 1996 Stock Option Plan (the "Plan") and Amendment No. 1 to the CommVault Systems, Inc. 1996 Stock Option Plan (the "1st Amendment"), Amendment No. 2 to the CommVault Systems, Inc. 1996 Stock Option Plan (the "2nd Amendment"), Amendment No. 3 to the CommVault Systems, Inc. 1996 Stock Option Plan (the "3rd Amendment") and Amendment No. 4 to the CommVault System, Inc. 1996 Stock Option Plan (the "4th Amendment"). The Plan was duly adopted by the Board of Directors of the Company on May 22, 1996. The 1st Amendment was duly adopted by the Board of Directors, on July 25, 2000, and the Stockholders, on August 25, 2000. The 2nd Amendment was duly adopted by the Board of Directors on December 5, 2000. The 3rd Amendment was duly adopted by the Board of Directors on May 3, 2001. The 4th Amendment was duly adopted by the Board of Directors on July 25, 2002.

      Section 1. Defined Terms. All capitalized terms used but not defined in this Amendment have the respective meanings ascribed to such terms in the Plan, the 1st Amendment, the 2nd Amendment, the 3rd Amendment and the 4th Amendment.

      Section 2. Amendments. In Section 2.1, the number "14,450,000" in the second sentence is hereby deleted and replaced with the number "15,950,000."

      Section 3. Effect. Except as amended by this Amendment, the Plan, the 1st Amendment, the 2nd Amendment, the 3rd Amendment and the 4th Amendment remain in full force and effect and nothing herein shall affect, or be deemed to be a waiver of, the other terms and provisions of the Plan, the 1st Amendment, the 2nd Amendment, the 3rd Amendment or the 4th Amendment.

      Section 4. Reference to and Effect on the Plan. On and after the date which this Amendment becomes effective, each reference in the Plan, the 1st Amendment, the 2nd Amendment, the 3rd Amendment, the 4th Amendment or this 5th Amendment to "this plan," "hereunder," "hereof" or words of like import referring to the Plan, the 1st Amendment, the 2nd Amendment, the 3rd Amendment, the 4th Amendment or this 5th Amendment thereto shall mean and be a reference to the Plan as amended or otherwise modified hereby.

      I hereby certify that the foregoing Amendment No. 5 to the CommVault Systems, Inc. 1996 Stock Option Plan was duly adopted by the Board of Directors of CommVault Systems, Inc. on May 1, 2003.

Dated:  May 1, 2003

                              /s/ Louis Miceli
                                  -----------------------------
                                  Louis Miceli
                                  Secretary

                                  AMENDMENT TO
                           THE COMMVAULT SYSTEMS, INC.
                             1996 STOCK OPTION PLAN

      Pursuant to this Amendment to the CommVault Systems, Inc. 1996 Stock Option Plan (this "Amendment"), CommVault Systems, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), does hereby amend its CommVault Systems, Inc. 1996 Stock Option Plan, as such plan has previously been amended (the "Plan").

      Section 1. Defined Terms. All capitalized terms used but not defined in this Amendment have the respective meanings ascribed to such terms in the Plan.

      Section 2. Amendments. In the preamble of the Plan, the purpose of the plan shall be hereby deleted and replaced with the following:

      (1) Purpose. The CommVault Systems, Inc. 1996 Stock Option Plan (the "Plan") has been established by CommVault Systems, Inc. (the "Company") to (i) attract and retain persons eligible to participate in the Plan; (ii) motivate Participants, by means of appropriate incentives, to achieve long-range goals; (iii) provide incentive compensation opportunities that are competitive with those of other similar companies; and (iv) further align Participants' interests with those of the Company's other stockholders through compensation that is based on the Company's common stock; and thereby promote the long-term financial interest of the Company and the Subsidiaries, including the growth in value of the Company's equity and enhancement of long-term stockholder return.

      (2) Participation. Subject to the terms and conditions of the Plan, the Committee shall determine and designate, from time to time, from among the Eligible Individuals (including transferees of Eligible Individuals to the extent the transfer is permitted by the Plan or the Option Agreement), those persons who will be granted one or more Options under the Plan, and thereby become "Participants" or "Optionees" in the Plan.

In addition, the following definition of Eligible Individuals shall be added to
Article I of the Plan, and the term "Employee" shall be replaced with the term Eligible Individual wherever it is appropriate that such change be made, in order to comply with the intent of this Amendment:

      Eligible Individual. The term "Eligible Individual" shall mean any employee of the Company or a Subsidiary and any consultant, director, or other person providing services to the Company or a Subsidiary. An Option may be granted to an individual, in connection with hiring, retention or otherwise, prior to the date the individual first performs services for the Company or the Subsidiaries, provided that such Options shall not become vested prior to the date the individual first performs such services.

      Section 3. Effect. Except as amended by this Amendment, the Plan shall remain in full force and effect and nothing herein shall affect, or be deemed to be a waiver of, the other terms and provisions of the Plan.

      Section 4. Reference to and Effect on the Plan. On and after the date which this Amendment becomes effective, each reference in the Plan or this Amendment to "this plan," "hereunder," "hereof" or words of like import referring to the Plan or this Amendment shall mean and be a reference to the Plan as amended or otherwise modified hereby.

Dated:  December__, 2004

                                          /s/ Louis Miceli
                                              --------------------
                                              Secretary

                               AMENDMENT NO. 7 TO
                           THE COMMVAULT SYSTEMS, INC.
                             1996 STOCK OPTION PLAN

      Pursuant to this Amendment No. 7 to the CommVault Systems, Inc. 1996 Stock Option Plan (this "Amendment"), CommVault Systems, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), does hereby amend its CommVault Systems, Inc. 1996 Stock Option Plan, as such plan has previously been amended (the "Plan").

      Section 1. Defined Terms. All capitalized terms used but not defined in this Amendment have the respective meanings ascribed to such terms in the Plan.

      Section 2. Amendments. In Section 2.1 of the Plan, the number of options authorized under the plan in the second sentence is hereby replaced with the number "19,410,000."

      Section 3. Effect. Except as amended by this Amendment, the Plan shall remain in full force and effect and nothing herein shall affect, or be deemed to be a waiver of, the other terms and provisions of the Plan.

      Section 4. Reference to and Effect on the Plan. On and after the date which this Amendment becomes effective, each reference in the Plan or this Amendment to "this plan," "hereunder," "hereof" or words of like import referring to the Plan or this Amendment shall mean and be a reference to the Plan as amended or otherwise modified hereby.

Dated:  January 29, 2005

                                                     /s/ Warren Mondschein
                                                         --------------------
                                                         Secretary

                               AMENDMENT NO. 8 TO
                           THE COMMVAULT SYSTEMS, INC.
                             1996 STOCK OPTION PLAN

      Pursuant to this Amendment No. 7 to the CommVault Systems, Inc. 1996 Stock Option Plan (this "Amendment"), CommVault Systems, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), does hereby amend its CommVault Systems, Inc. 1996 Stock Option Plan, as such plan has previously been amended (the "Plan").

      Section 1. Defined Terms. All capitalized terms used but not defined in this Amendment have the respective meanings ascribed to such terms in the Plan.

      Section 2. Amendments. In Section 2.1 of the Plan, the number of options authorized under the plan in the second sentence is hereby replaced with the number "22,410,000."

      Section 3. Effect. Except as amended by this Amendment, the Plan shall remain in full force and effect and nothing herein shall affect, or be deemed to be a waiver of, the other terms and provisions of the Plan.

      Section 4. Reference to and Effect on the Plan. On and after the date which this Amendment becomes effective, each reference in the Plan or this Amendment to "this plan," "hereunder," "hereof" or words of like import referring to the Plan or this Amendment shall mean and be a reference to the Plan as amended or otherwise modified hereby.

Dated:  May 5, 2005

                                                       /s/ Warren Mondschein
                                                           --------------------
                                                           Secretary

                               AMENDMENT NO. 9 TO
                           THE COMMVAULT SYSTEMS, INC.
                             1996 STOCK OPTION PLAN

      Pursuant to this Amendment No. 9 to the CommVault Systems, Inc. 1996 Stock Option Plan (this "Amendment"), CommVault Systems, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), does hereby amend its CommVault Systems, Inc. 1996 Stock Option Plan, as such plan has previously been amended (the "Plan").

      Section 1. Defined Terms. All capitalized terms used but not defined in this Amendment have the respective meanings ascribed to such terms in the Plan.

      Section 2. Amendments. In Section 2.1 of the Plan, the number of options authorized under the plan in the second sentence is hereby replaced with the number "23,410,000."

      Section 3. Effect. Except as amended by this Amendment, the Plan shall remain in full force and effect and nothing herein shall affect, or be deemed to be a waiver of, the other terms and provisions of the Plan.

      Section 4. Reference to and Effect on the Plan. On and after the date which this Amendment becomes effective, each reference in the Plan or this Amendment to "this plan," "hereunder," "hereof" or words of like import referring to the Plan or this Amendment shall mean and be a reference to the Plan as amended or otherwise modified hereby.

Dated:  January 27, 2006


                                                       /s/ Warren Mondschein
                                                           --------------------
                                                           Secretary